Exhibit 10.12

November 30, 2004


SpatiaLight, Inc.
Five Hamilton Landing, Suite 100
Novato, CA 94949
Attention: Robert A. Olins

Portside Growth & Opportunity Fund
c/o Ramius Capital Group, L.L.C.
666 Third Avenue, 26th Floor
New York, New York  10017
Attention:  Jeffrey Smith; Nancy Wu

Smithfield Fiduciary LLC
c/o Highbridge Capital Management, LLC
9 West 57th Street, 27th Floor
New York, New York 10019
Attention: Ari J. Storch; Adam J. Chill

Bluegrass Growth Fund, L.P.
c/o Bluegrass Growth Fund Partners LLC
122 East 42nd Street, Suite 2606
New York, New York 10168
Attention:  Brian Shatz

Bluegrass Growth Fund, Ltd.
c/o Bluegrass Growth Fund Partners LLC
122 East 42nd Street, Suite 2606
New York, New York 10168
Attention:  Brian Shatz

Ladies and Gentlemen:

RE:   FINANCING COMMITMENT

            This letter agreement (the "LETTER") confirms that Robert Olins ("OLINS"), and Greenpark Limited ("GREENPARK" and together with, the "INVESTORS"), hereby, jointly and severally commit to provide financing to SpatiaLight, Inc. (the "COMPANY") in an amount up to $6,000,000 as needed from time to time in the reasonable discretion of the board of directors of the Company; provided, that Olins shall not participate in any such determination of the board of the Company, unless required to do so by law. The terms and conditions of such financing, including without limitation pricing, shall be negotiated in a good faith arm's length transaction by and between the Investor or Investors and the Company; provided, that the board of directors shall make decisions on behalf of the Company in its reasonable discretion; provided, further, that Olins shall not participate in any such decisions, unless required to do so by law. Such financing shall be by the issuance by the Company of its equity securities (including options, warrants or other similar derivative securities convertible or exercisable into equity of the Company) or any
convertible  or  nonconvertible   debt  securities  that  constitute
Permitted Indebtedness. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement (the "SPA") by and among the Company and the investors listed in the Schedule of Buyers attached thereto, dated November 30, 2004.

            The foregoing  commitment to provide  financing to the Company in an amount up to $6,000,000 shall be reduced by the amount of any cash raised by the Company from and after the date hereof from the sale or exercise of its equity securities (including any options, warrants or other similar derivative securities) or any convertible or nonconvertible debt securities that constitutes Permitted Indebtedness.

            Each of Greenpark and Argyle hereby represents and warrants that:

            (a) it has the requisite power and authority to execute, deliver and perform its obligations under this Letter;

            (b) the execution and delivery of this Letter and the consummation of the transactions contemplated herein have been duly authorized; and

            (c) the execution, delivery and performance of this Letter by it and the consummation by it of the transactions contemplated herein, do not and will not result in a violation of, or constitute a default under (i) its organizational or constituent documents, (ii) any other agreement, note, lease, mortgage, deed or other instrument to which it is a party or by which it is bound or affected or (iii) any applicable law, rule or regulation.

            Olins hereby represents and warrants that the execution, delivery and performance of this Letter by Olins and the consummation by Olins of the transactions contemplated herein, do not and will not result in a violation of, or constitute a default under (i) any other agreement, note, lease, mortgage, deed or other instrument to which Olins is a party or by which Olins is bound or affected or (ii) any applicable law, rule or regulation.

            The Investors hereby agree and acknowledge that this Letter is a valid and binding contractual obligation of the Investors and that the Buyers may rely on this letter with respect to the Investor.

            Notwithstanding the foregoing, the Company may not issue any securities pursuant to the terms hereof in violation of any of the provisions of the Transaction Documents.

            This Letter may not be amended or waived except by an instrument in writing signed by you and the Buyers. This Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Letter via facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.


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

            This Letter agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

                                     Very truly yours,

                                     ROBERT OLINS

                                     By: /s/ Robert A. Olins
                                         -----------------------------------
                                         Name:  Robert A. Olins
                                         Title: Chief Executive Officer

                                     GREENPARK LIMITED

                                     By: /s/ Shaun F. Cairns
                                          --------------------------------------
                                          Name:  Shaun F. Cairns
                                          Title: Secretary

WE HEREBY ACKNOWLEDGE RECEIPT OF THIS LETTER AND THAT WE SHALL NOT WAIVE OR FAIL TO ENFORCE ANY PROVISION HEREOF.

SPATIALIGHT, INC.

By: /s/ Robert A. Olins
    --------------------------------------
    Name:  Robert A. Olins
    Title: Chief Executive Officer

PORTSIDE GROWTH & OPPORTUNITY FUND

By: /s/ Jeffrey Smith
    --------------------------------------
    Name:  Jeffrey Smith
    Title: Authorized Signatory

SMITHFIELD FIDUCIARY LLC

By: /s/ Adam J. Chill
    --------------------------------------
    Name:  Adam J. Chill
    Title: Authorized Signatory


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

BLUEGRASS GROWTH FUND, LP

By:  BLUEGRASS GROWTH FUND
     PARTNERS LLC,
     its General Partner

By: /s/ Brian Shatz
     ------------------------------------
     Name:  Brian Shatz
     Title: Managing Member

BLUEGRASS GROWTH FUND, LTD

By: /s/ Brian Shatz
     ------------------------------------
     Name:  Brian Shatz
     Title: Director


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